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                                                                    Exhibit 24.1


                            OAKWOOD HOMES CORPORATION

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Myles E. Standish and Robert A. Smith, and each of them, his true and lawful attorney-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney may be executed in counterparts.

         Executed the 30th day of January, 2002.

NAME                             TITLE


/s/ Myles E. Standish            Director, Chief Executive Officer and President
-----------------------------    (Principal Executive Officer)
Myles E. Standish


/s/ Duane D. Daggett             Director
-----------------------------
Duane D. Daggett


/s/ Dennis I. Meyer              Director
-----------------------------
Dennis I. Meyer


/s/ Kermit G. Phillips, II       Director
-----------------------------
Kermit G. Phillips, II


/s/ Roger W. Schipke             Director
-----------------------------
Roger W. Schipke


                                 Director
-----------------------------
Sabin C. Streeter


/s/ Francis T. Vincent, Jr.      Director
-----------------------------
Francis T. Vincent, Jr.



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/s/ Clarence W. Walker           Director
-----------------------------
Clarence W. Walker


/s/ H. Michael Weaver            Director
-----------------------------
H. Michael Weaver


/s/ Robert A. Smith              Director
-----------------------------
Robert A. Smith


/s/ Suzanne H. Wood              Executive Vice President and
-----------------------------    Chief Financial Officer
Suzanne H. Wood                  (Principal Financial and Accounting Officer)